Exhibit 99.1

Fifth Street Asset Management Inc. Files Form 12b-25 with Securities and Exchange Commission

Solely Related to Consideration of Accounting Method for FSAM’s Investments in its Publicly Traded BDCs

No Impact on Pro Forma Adjusted Net Income for Current or Prior Quarters

GREENWICH, CT, Nov. 14, 2016 – Fifth Street Asset Management Inc. (NASDAQ:FSAM) (“FSAM” or the “Company”) announced today it has postponed the filing of its Form 10-Q and related earnings call for the quarter ended September 30, 2016. The Company has filed a notification of extension on Form 12b-25 with the U.S. Securities and Exchange Commission.

The delay in timely filing of FSAM’s Form 10-Q is related to the Company’s decision to revisit the accounting method previously used for its common stock ownership of Fifth Street Finance Corp. (“FSC”) and Fifth Street Senior Floating Rate Corp. (“FSFR”), the publicly-traded business development companies advised by the Company. During the course of 2016, FSAM made substantial purchases of common stock shares of FSC and FSFR, causing the Company to reevaluate whether the equity method of accounting is appropriate versus its current accounting for these investments as available-for-sale securities.

Importantly, the Company believes any potential changes to the accounting method for its investments in FSC and FSFR will have no impact on Pro Forma Adjusted Net Income, the primary non-GAAP metric the company has utilized to measure performance, for the current or prior periods in 2016. The ongoing accounting method consideration at FSAM will also have no impact on either FSC or FSFR.

The Company is working diligently to complete and file the Form 10-Q within the five-day period provided by Rule 12b-25. FSAM has postponed its previously-announced conference call to discuss its quarterly financial results, originally scheduled for Tuesday, November 15, 2016, and intends to announce a new date as soon as possible.

About Fifth Street Asset Management Inc.

Fifth Street Asset Management Inc. (NASDAQ:FSAM) is a nationally recognized credit-focused asset manager. The firm has over $5 billion of assets under management across two publicly-traded business development companies, Fifth Street Finance Corp. (NASDAQ:FSC) and Fifth Street Senior Floating Rate Corp. (NASDAQ:FSFR), as well as multiple private investment vehicles. The Fifth Street platform provides innovative and customized financing solutions to small and mid-sized businesses across the capital structure through complementary investment vehicles and co-investment capabilities. With over an 18-year track record focused on disciplined credit investing across multiple economic cycles, Fifth Street is led by a seasoned management team that has issued billions of dollars in public equity, private capital and public debt securities. Fifth Street's national origination strategy, proven track record and established platform have allowed the firm to surpass $10 billion of loan commitments since inception. For more information, please visit fsam.fifthstreetfinance.com.

Forward-Looking Statements

This press release may contain, and certain oral statements made by our representatives from time to time may contain, forward-looking statements, because they relate to future events or our future performance or financial condition. Forward-looking statements may include statements as to the fees charged by FSAM to FSC and FSFR, FSAM’s future operating results, dividends by FSAM and business prospects of FSAM. Words such as “believes,” “expects,” “seeks,” “plans,” “should,” “estimates,” “project,” and “intend” indicate forward-looking statements, although not all forward-looking statements include these words. These forward-looking statements involve risks and uncertainties. Actual results could differ materially from those implied or expressed in these forward-looking statements for any reason. Such factors are identified from time to time in FSAM’s filings with the Securities and Exchange Commission and include changes in the economy, the financial markets and future changes in laws or regulations, competitive conditions in the business development company space and conditions in FSAM’s operating areas. FSAM undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

CONTACT:

Investor Contact:

Robyn Friedman, Executive Director, Head of Investor Relations

(203) 681-3720

ir-fsam@fifthstreetfinance.com

Media Contact:

James Golden / Aura Reinhard / Andrew Squire

Joele Frank Wilkinson Brimmer Katcher

(212) 355-4449